Filed pursuant to Rule 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Small-Mid Cap Value Fund

Supplement dated January 20, 2023 to the Summary Prospectus, dated March 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG River Road Small-Mid Cap Value Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus, dated as noted above.

Effective as of March 31, 2023 (the “Effective Date”), James C. Shircliff, CFA will no longer serve as a portfolio manager of the Fund. Effective upon the Effective Date, J. Justin Akin and R. Andrew Beck will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Effective Date, the reference to and all information relating to Mr. Shircliff in the section titled “Portfolio Management – Portfolio Managers” on page 3 are hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE